PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.


            THE STRONG ADVISOR EQUITY FUNDS - CLASSES A, B, C, AND L

                        STRONG ADVISOR COMMON STOCK FUND
                         STRONG ADVISOR ENDEAVOR 20 FUND
                            STRONG ADVISOR FOCUS FUND
                       STRONG ADVISOR MID CAP GROWTH FUND
                       STRONG ADVISOR SMALL CAP VALUE FUND
                         STRONG ADVISOR TECHNOLOGY FUND
                         STRONG ADVISOR U.S. VALUE FUND

      Supplement to the Prospectus dated March 1, 2001, as supplemented on
                                  July 31, 2001

CLASS L SHARES REDESIGNATION AND CONVERSION

On November 9, 2001, the Board of Directors of the Strong Advisor Common Stock Fund, Strong Advisor Endeavor 20 Fund, Strong Advisor Focus Fund, Strong Advisor Mid Cap Growth Fund, Strong Advisor Small Cap Value Fund, Strong Advisor Technology Fund, and Strong Advisor U.S. Value Fund approved the redesignation and conversion of the Class L shares of these funds into the Class A shares of these same respective funds. Shares that are redesignated and converted will not be subject to the up-front sales charge generally associated with Class A share purchases. However, your Class A shares will be subject to an ongoing annual service fee of 0.25% of average daily net assets, which compensates your financial advisor for providing ongoing service to you.

The redesignation and conversion is not considered an exchange, or purchase and sale of shares, and therefore, generally should not result in a taxable event. The redesignation and conversion is expected to take place on or about December 27, 2001. This transaction was approved by the Board of Directors of each fund due in part to the current small asset size of the classes and the lack of asset growth and sales of the classes.

As a result of the redesignation and conversion, each of these funds will terminate its participation with respect to its Class L shares in the Rule 12b-1 Plan and the Rule 18f-3 Plan.

STRONG ADVISOR COMMON STOCK FUND

Effective October 1, 2001, Ms. Ann M. Miletti was added as a co-manager of the Strong Advisor Common Stock Fund. She has over five years of investment experience. Ms. Miletti joined Strong in April 1991. From August 1998 to September 2001, Ms. Miletti was an associate manager of equity accounts. From November 1995 to August 1998, Ms. Miletti was an equity research analyst.
Ms. Miletti received her bachelor's degree in education from the University of Wisconsin in 1989.

STRONG ADVISOR U.S. VALUE FUND

Effective October 1, 2001, Mr. Robert J. Costomiris is the Portfolio Manager of the Strong Advisor U.S. Value Fund. He has over four years of investment experience and is a Chartered Financial Analyst. Mr. Costomiris joined Strong in April 2001. From May 1997 to March 2001, Mr. Costomiris was a director of research at Thomson Horstmann & Bryant Inc. From December 1993 to April 1997, Mr. Costomiris was a senior investment consultant at Hewitt Associates LLC, a management consulting firm. Mr. Costomiris received his bachelor's degree in chemical engineering at the University of Pennsylvania in 1985 and his master's of business administration in finance and accounting at the University of Chicago Graduate School of Business in 1995.

          The date of this Prospectus Supplement is November 27, 2001.